Exhibit 99.1

Execution Version SEVENTH AMENDMENT TO CREDIT AGREEMENT THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is made and entered into as of June 8, 2020, by and among ORION GROUP HOLDINGS, INC., a Delaware corporation (formerly known as Orion Marine Group, Inc.) (the “Borrower”), certain Subsidiaries of the Borrower designated as “Guarantors” on the signature pages hereof (together with the Borrower, the “Credit Parties”), the 364-Day Revolving Lenders, the Existing Lenders party hereto constituting the Required Lenders, and REGIONS BANK, as administrative agent and collateral agent for the Lenders (in such capacity, the “Agent”). W I T N E S S E T H: WHEREAS, the Borrower, the Guarantors, certain banks and other financial institutions (the “Existing Lenders”) and the Agent are parties to a certain Credit Agreement, dated as of August 5, 2015 (as amended by that certain First Amendment to Credit Agreement, dated as of April 27, 2016, that certain Second Amendment to Credit Agreement, dated as of July 28, 2017, that certain Third Amendment to Credit Agreement, dated as of November 7, 2017, that certain Fourth Amendment to Credit Agreement, dated as of July 31, 2018, that certain Fifth Amendment to Credit Agreement, dated as of March 21, 2019, that certain Sixth Amendment to Credit Agreement, dated as of May 7, 2019, and as further amended, restated, supplemented, increased, extended or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Existing Lenders have made loans and certain other financial accommodations available to the Borrower; WHEREAS, the Borrower has requested that (a) certain banks and other financial institutions (the “364-Day Revolving Lenders”; and together with the Existing Lenders, collectively, the “Lenders”) provide a $20,000,000 364-day revolving credit facility under the Credit Agreement (the “364-Day Revolving Credit Facility”) and (b) the Existing Lenders constituting the Required Lenders and the Agent (i) amend certain provisions of the Credit Agreement to, inter alia, provide for the 364-Day Revolving Credit Facility and (ii) waive the Designated Defaults (as defined below); WHEREAS, the 364-Day Revolving Lenders are willing to provide the commitments under the 364-Day Revolving Credit Facility as set forth on Appendix A to the Credit Agreement (as Amended pursuant to this Amendment) and, together with the Existing Lenders party hereto constituting the Required Lenders, make such amendments to the Credit Agreement, including, without limitation, to provide for the 364-Day Revolving Credit Facility, in each case, in accordance with the terms and conditions set forth herein; and WHEREAS, the Required Lenders and the Agent are willing to waive the Designated Defaults in accordance with the terms and conditions set forth herein. NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are acknowledged, the Borrower, the Guarantors, the 364-Day Revolving Lenders, the Required Lenders and the Agent agree as follows:

1. Amendments to Credit Agreement. From and after the Seventh Amendment Effective Date (as hereinafter defined), the Credit Agreement is amended pursuant to this Amendment and amendments to the Credit Agreement prior to the date hereof to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex A to this Amendment (the “Amended Credit Agreement”). 2. Amendments to Appendices and Schedules to Credit Agreement. From and after the Seventh Amendment Effective Date, (a) Appendix A (Lenders, Commitments and Commitment Percentages) to the Credit Agreement is amended and restated in its entirety pursuant to this Amendment as set forth on Annex B to this Amendment, (b) each of Schedule 6.10(b) (Real Estate Assets) and Schedule 6.10(d) (Vessels) to the Credit Agreement is amended and restated in its entirety pursuant to this Amendment as set forth on Annex C to this Amendment, (c) each of Exhibit 2.1 (Form of Funding Notice), Exhibit 2.8 (Form of Conversion/Continuation Notice) and Exhibit 11.5 (Form of Assignment Agreement) to the Credit Agreement is amended and restated in its entirety pursuant to this Amendment as set forth on Annex D to this Amendment and (d) a new Exhibit 2.5-4 (Form of 364-Day Revolving Note) is added to the Credit Agreement pursuant to this Amendment in the form attached hereto as Annex E. All other Appendices, Schedules and Exhibits to the Credit Agreement shall not be modified or otherwise affected. 3. Conditions Precedent. Completion of the following to the satisfaction of the Agent and the Required Lenders shall constitute express conditions precedent to the effectiveness of the amendments set forth in this Amendment (and the date on which all of the foregoing shall have occurred as determined by the Agent being called herein the “Seventh Amendment Effective Date”): (a) Executed Credit Documents. Receipt by the Agent of counterparts of this Amendment duly executed by the parties hereto and receipt by each 364-Day Revolving Lender of a Note duly executed by the Borrower. (b) Fees and Expenses. The Agent shall have confirmation that all fees and expenses required to be paid on or before the Seventh Amendment Effective Date have been paid, including the fees and expenses of King & Spalding LLP. (c)No Default or Event of Default.Immediately before and after giving effect to the amendments contemplated hereby, no Default or Event of Default exists other than the Designated Defaults (as defined below). (d) Closing Certificate A certificate from an Authorized Officer of the Borrower, in form and substance reasonably satisfactory to the Agent and the Lenders, confirming, among other things, (i) all consents, approvals, authorizations, registrations, or filings required to be made or obtained by the Borrower and the other Credit Parties, if any, in connection with this Amendment and the other Credit Documents contemplated to be executed and delivered in connection herewith and the transactions contemplated herein and therein have been obtained and are in full force and effect, (ii) no investigation 2 or inquiry by any Governmental Authority regarding the Amended Credit Agreement and the other Credit Documents contemplated to be executed and delivered in connection herewith and the transactions contemplated herein and therein is ongoing, (iii) the financings and the transactions contemplated by this Amendment and the other Credit Documents contemplated to be executed and delivered in connection herewith are in compliance with all applicable laws and regulations (including all applicable securities and banking laws, rules and regulations), (iv) since the date of the most-recent annual audited financial statements for the Borrower, there has been no event or circumstance which could be reasonably expected to have a Material Adverse Effect, and (v) the Borrower, individually, and the Borrower and its Subsidiaries, taken as a whole, are Solvent after giving effect to the transactions contemplated hereby and the incurrence of Indebtedness related thereto. (e) Organizational Documents. Receipt by the Agent of the following: (i) Charter Documents. Copies of articles of incorporation, certificate of organization or formation, or other like document for each of the Credit Parties certified as of a recent date by the appropriate Governmental Authority and by an Authorized Officer of such Credit Party or, in the alternative, a certification from an Authorized Officer of each Credit Party that such Credit Party’s articles of incorporation, certificate of organization or formation, or other like document delivered on the Closing Date (or later date, as applicable) remains true and complete as of the Seventh Amendment Effective Date. (ii) Organizational Documents Certificate. (A) Copies of bylaws, operating agreement, partnership agreement or like document or a certification from an Authorized Officer that the bylaws, operating agreement, partnership agreement or like document delivered on the Closing Date (or later date, as applicable) remain true and complete as of the Seventh Amendment Effective Date (or certified updates as applicable), (B) copies of resolutions approving the transactions contemplated in connection with the financing and authorizing execution and delivery of the Credit Documents contemplated to be executed and delivered in connection therewith, and (C) incumbency certificates, for each of the Credit Parties or a certification from an Authorized Officer that each officer listed in the incumbency certificate delivered on the Closing Date (or later date, as applicable) remains duly authorized to execute and deliver on behalf of such Credit Party this Amendment and each other Credit Document contemplated to be executed and delivered in connection therewith by such Credit Party, in each case certified by an Authorized Officer in form and substance reasonably satisfactory to the Agent. (iii)Good Standing Certificate. Copies of certificates of good standing, existence or the like of a recent date for each of the Credit Parties from the appropriate Governmental Authority of its jurisdiction of formation, incorporation or organization. 3

(f) Opinions of Counsel. Receipt by the Agent of customary opinions of counsel for each of the Credit Parties, including, among other things, opinions regarding the due authorization, execution and delivery of this Amendment and the other Credit Documents contemplated to be executed and delivered in connection therewith and the enforceability thereof. (g) UCC Searches. Receipt by the Agent of (i) searches of UCC filings in the jurisdiction of incorporation or formation, as applicable, of each Credit Party and each jurisdiction where any Collateral is located and (ii) tax lien and judgment searches, in each case, evidencing that no Liens exist other than Permitted Liens. 4. Waiver. Upon satisfaction of the conditions set forth in Section 3 hereof, the Agent and the Required Lenders waive any Default or Event of Default (collectively, the “Designated Defaults”) that may have occurred under Section 9.1(c) of the Credit Agreement as a result of the failure of the Credit Parties to (i) timely notify the Agent of the formation of Orion Marine Construction Bahamas, LLC, a limited liability company organized in the Commonwealth of the Bahamas (“OMCB”), and provide such information with respect to OMCB, in each case, as required pursuant to Section 7.14(a) of the Credit Agreement and (ii) cause OMCB to become a Guarantor under the Credit Agreement and take such other actions in connection with such joinder, in each case, as required pursuant to Section 7.14(b) of the Credit Agreement. The waivers contained in this Section 4 shall only be relied upon and used for the specific purposes set forth herein, (x) shall not constitute nor be deemed to constitute a waiver, except as otherwise expressly set forth herein, of any Default or Event of Default or any term or condition of the Credit Agreement or the other Credit Documents, (y) shall not constitute nor be deemed to constitute a consent by the Agent or any Lender to anything other than the specific purpose set forth herein and (z) shall not constitute a custom or course of dealing among the parties hereto. 5. Joinder. Upon execution of this Amendment, OMCB acknowledges, agrees and confirms that it will be deemed to be a party to: (a) the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. OMCB hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this clause (a), OMCB hereby, jointly and severally together with the other Guarantors, guarantees to each holder of the Obligations and the Agent, as provided in Section 4 of the Credit Agreement, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof; (b)the Security Agreement and an “Obligor” for all purposes of the Security Agreement, and shall have all the obligations of an Obligor thereunder as if it had executed the Security Agreement. OMCB hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the 4

Security Agreement. Without limiting the generality of the foregoing terms of this clause (b), OMCB hereby grants, pledges and assigns to the Collateral Agent, for the benefit of the holders of the Obligations, a continuing security interest in any and all right, title and interest of OMCB in and to the Collateral (as defined in the Security Agreement) of OMCB to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Obligations; (c) the Pledge Agreement, and shall have all the rights and obligations of a “Pledgor” (as such term is defined in the Pledge Agreement) thereunder as if it had executed the Pledge Agreement. OMCB hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this clause (c), OMCB hereby pledges and assigns to the Collateral Agent, for the benefit of the holders of the Obligations, and grants to the Collateral Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of OMCB in and to Pledged Collateral (as such term is defined in the Pledge Agreement); and (d) OMCB hereby represents and warrants to the Agent and the Lenders that (i) OMCB’s exact legal name and state of formation are set forth on the signature pages hereto, (ii) OMCB’s taxpayer identification number and organization number are set forth on Annex D hereto, (iii) other than as set forth on Annex F hereto, OMCB has not changed its legal name, changed its state of formation, been party to a merger, consolidation or other change in structure in the five years preceding the date hereof and (iv) Annex F hereto lists each Subsidiary of OMCB, together with (A) jurisdiction of formation, (B) number of shares of each class of Equity Interests outstanding, (C) the certificate number(s) of the certificates evidencing such Equity Interests and number and percentage of outstanding shares of each class owned by OMCB (directly or indirectly) of such Equity Interests and (D) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. 6. Post-Closing Matters. (a) By not later than July 23, 2020 (or such later date as the Agent may agree to in writing in its sole discretion), each Credit Party shall have granted to the Agent (for the benefit of the Lenders) a first priority perfected Lien on such Credit Party’s right, title and interest in and to each vessel owned by such Credit Party and not subject to the Fleet Mortgage as of the Seventh Amendment Effective Date. (b) By not later than July 8, 2020 (or such later date as the Agent may agree to in writing in its sole discretion), the Credit Parties shall have delivered to the Agent documents of the types referred to in Sections 5.1(b) and (d) of the Credit Agreement and favorable opinions of counsel to OMCB (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in Section 7.14(b) of the Credit Agreement), all in form, content and scope satisfactory to the Agent. 5